RETIREMENT AGREEMENT

                                   BETWEEN

                                EUGENE M. LANG

                                     AND

                   REFAC TECHNOLOGY DEVELOPMENT CORPORATION

                        DATED AS OF DECEMBER 13, 1996


                    THIS RETIREMENT AGREEMENT (the "Agreement"), made as of the 13th day of December, 1996 (the "Effective Date"), by and between Eugene M. Lang (the "Executive") and REFAC Technology Development Corporation (the
          "Company").

                    WHEREAS, Executive has been employed by the Company as its Chairman and Chief Executive Officer;

                    WHEREAS, the Company and Executive have entered into a Stock Repurchase Agreement, dated as of December 13, 1996 (the "Repurchase Agreement"), whereby the Company has agreed to purchase from Executive, on the Closing Date (as defined in the Repurchase Agreement), 832,912 shares of common stock of the Company;

                    WHEREAS, Executive and the Company have agreed that (i) Executive shall resign as Chief Executive
          Officer of the Company, effective as of the Closing Date; and (ii) Executive's employment as Chairman of the Company shall terminate as of June 30, 1997 (the
          "Termination Date"); and

                    WHEREAS, the parties have negotiated and reached an agreement with respect to all rights, duties and obligations arising between them, including, but in no way limited to, any rights, duties and obligations that have arisen or might arise out of or are in any way related to Executive s employment with the Company.

                    NOW, THEREFORE, in consideration of the
          premises and agreements hereinafter set forth, intending to be legally bound, the parties hereby agree as follows:

                    1.   Resignation.  Executive shall resign as
          Chief Executive Officer of the Company effective as of the Closing Date and shall resign as Chairman effective as of the Termination Date. As of the Termination Date, the Company shall take all necessary actions to appoint Executive "Founder and Honorary Chairman" of the Company, and Executive shall be listed as Founder and Honorary Chairman in the Annual Report to the Stockholders of the Company for the life of Executive unless Executive requests that the Company discontinue such listing. In addition, the Company shall include Executive as a nominee to the Board of Directors of the Company (the "Board") and solicit proxies on his behalf during the Consulting Period (as defined in Paragraph 2 hereof).

                    2. Consulting. For a period of three years commencing as of the Termination Date (the "Consulting Period"), Executive shall provide consulting services to the Company from time to time at mutually agreeable times at the request of the Company. Executive shall not be required to provide in excess of 750 hours per year of consulting services. Executive shall devote reasonable time and his reasonable best efforts, skill and attention to the performance of such consulting services, including travel reasonably required in the performance of such consulting services. The Company shall reimburse Executive for all reasonable travel and related expenses incurred in connection with such consulting services. Executive, in his capacity as a consultant, shall report directly to the Board of Directors and the chief executive officer of the Company and shall at reasonable mutually agreeable times during the Consulting Period make himself available by telephone.

                    3. Payments. The Company shall continue to pay Executive (i) his annual salary of $135,000 less any amounts withheld, to be paid in regular pay periods commencing approximately two weeks following the Closing Date and continuing until the end of the Consulting Period; provided however in the event that Executive dies prior to the end of the Consulting Period, Executive shall receive the remainder of his annual salary for the year in which Executive dies or $100,000, whichever is greater and (ii) thereafter, $100,000 per year, to be paid in regular pay periods commencing approximately two weeks following the end of the Consulting Period and continuing through the end of the pay period in which Executive dies; provided however if at the time Executive dies he has received less than an aggregate of $500,000 following the end of the Consulting Period, the Company shall pay Executive $100,000 at the time of his death. For the year 1996 the Company shall pay Executive a bonus of $20,000.

                    Except as specifically set forth in this Agreement, Executive is not due any compensation, including compensation for unpaid salary, unpaid bonus, or accrued or unused vacation time or vacation pay from the Company or any of its affiliates.

                    4.   Benefits.   Except as specifically set
          forth in this Section 4, as of the Termination Date, Executive shall not be eligible to participate in any of the benefit plans of the Company or any of its affiliates; provided however that if Executive is a Director but not an executive officer of the Company, Executive shall be entitled to receive any benefits, other than stock options, that a Director, who is not an executive officer of the Company, would be entitled to receive.

                    (a)  Commencing on the Effective Date and
          continuing for the duration of the respective lives of Executive and his spouse, the Company shall provide or make available to Executive and his spouse medical and health benefits, on the same terms and conditions as provided to the Company's senior officers from time to time or a separate health insurance policy as mutually agreed to by Executive and the Company; provided, however, that the Company's obligation to provide such benefits shall be mitigated to the extent that Executive is eligible to obtain benefits under Medicare or any similar U.S. government programs. The Company shall assist Executive in making any medical claims on his behalf and the Company shall pursue any negative response from the insurance company with respect to Executive's medical claims.

                    (b) For the five year period commencing on the Termination Date, the Company shall provide to Executive an office, office furnishings and all operating facilities and equipment which are no less favorable to Executive, as those presently enjoyed by Executive, including a secretary selected by Executive, whose salary and employee benefits shall be paid by the Company; provided, however, Executive shall have the right to maintain his current office with full access to such office until December 31, 1997 and shall have the right to select the location of his new office. Until the end of the Consulting Period, the Company shall also provide to Executive an assistant, whose salary and employee benefits shall be paid by the Company.

                    The aggregate annual operating costs,
          including, but not limited to, Executive's secretary, assistant and office rental, shall not exceed $150,000 per year. The cost to set up Executive's new office, including, but not limited to, office furnishings, facilities, machinery, equipment and leasehold improvements shall not exceed $65,000.

                    (c) This Agreement shall have no effect on the exercisability of Executive's outstanding stock options granted under the Company's 1990 Stock Option and Incentive Plan, and such options shall remain outstanding for their original term.

                    5. Business Relationships. (a) Any and all business conducted by Executive on behalf of the Company and any new business relationships brought to the Company by Executive during the period from the Closing Date to the end of the Consulting Period belong to the Company.

                    (b) In the event that Executive brings a specific new business relationship to the Company following the end of the Consulting Period, the Company and Executive shall negotiate a separate compensation agreement with respect to such relationship.

                    6.   Confidentiality.  (a)  Executive
          acknowledges that, through his status as an executive of the Company, he has had possession of important, confidential information and knowledge as to the business of the Company and its affiliates, including, but not limited to, knowledge of marketing and operating strategies, financial results and projections, future plans, the provisions of important contracts entered into by the Company or its affiliates and possible acquisitions. Such knowledge and information constitute a vital part of the business of the Company and its subsidiaries and are by their nature trade secrets and/or confidential information (collectively, "Confidential Information"). Following the end of the Consulting Period, Executive shall not divulge, communicate, furnish or make accessible (whether orally or in writing or in books, articles or any other medium) to any individual, firm, partnership or corporation any knowledge or information with respect to Confidential Information directly or indirectly material to any aspect of the business of the Company or its affiliates, unless (i) such information is now available to the general public or later becomes available to the general public by lawful acts of third parties, or (ii) Executive receives the information from a third party not obligated to maintain it in confidence or develops the information independently without reference to the disclosed information. No later than when Executive no longer has his office on the Company premises, Executive shall return to the Company all reports, files, memoranda, records, software, credit cards, computer access codes or disks, and other physical or personal property that he received or prepared or helped prepare in connection with his employment with the Company and Executive shall not retain any copies, duplicates, reproductions or excerpts thereof, except with the knowledge and approval of the Chief Executive Officer.

                    (b) The Company acknowledges that it has had possession of important, confidential information and knowledge regarding Executive. Following the end of the Consulting Period, the Company shall not divulge, communicate, furnish or make accessible (whether orally or in writing or in books, articles or any other medium) to any individual, firm, partnership or corporation any material knowledge or information with respect to Executive, unless (i) such information is now available to the general public or later becomes available to the general public by lawful acts of third parties, or (ii) the Company receives the information from a third party not obligated to maintain it in confidence or develops the information independently without reference to the disclosed information.

                    7.   Covenant Not to Compete.  Executive
          acknowledges that (i) the business in which the Company is engaged is intensely competitive, that the Company needs to protect its good will, and that Executive's employment by the Company has required Executive to have access to and knowledge of Confidential Information which is of vital importance to the success of the Company's business; (ii) the direct or indirect disclosure of any such Confidential Information to existing or potential competitors of the Company could place the Company at a competitive disadvantage and could do material damage, financial and otherwise to the Company's business; and
          (iii) Executive's services to the Company have been special and unique. Therefore, in consideration of the terms and conditions of this Agreement, including the compensation to be paid hereunder, for a period of six years commencing on the Effective Date, Executive shall not render any services, directly or indirectly, as an employee, officer, consultant or in any other capacity, to any individual, firm, corporation or partnership engaged in activities competitive with any activities in which the Company or its affiliates are currently engaged (such activities being herein called the "Company Business"). During said period, Executive shall not, without the prior written consent of the Company, hold an equity interest in any firm, partnership or corporation which competes with the Company Business, except that beneficial ownership by Executive (together with any one or more members of Executive's immediate family and together with any entity under Executive's direct or indirect control) of less than 5% of the voting stock of any corporation which may be engaged in any of the same lines of business as the Company Business which stock is listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of the covenants in this Paragraph 7. Executive acknowledges that the non-competition provisions contained in this Agreement are reasonable and necessary, in view of the nature of the Company and his knowledge thereof, in order to protect the legitimate interests of the Company. The parties hereto agree that the provisions of this Paragraph 7 shall be enforceable to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any portion of this Paragraph 7 is adjudicated unenforceable in any jurisdiction, such adjudication shall apply only in the particular jurisdiction in which such adjudication is made.

                    8.  Breach of Covenants.  If the Board
          reasonably believes that Executive has violated any of the covenants set forth in Paragraphs 6, 7 and 10 of this Agreement, the Company shall provide Executive with written notice setting forth the violations and shall provide Executive with ten (10) days to respond in writing to the Board. If the Board determines that the violations did not occur or that the violations have been remedied to the degree that the Company or any of its directors, officers or other executives have not suffered competitive disadvantage or other material damage, financial or otherwise, the Agreement shall continue in full force and effect. If the Board in its reasonable judgment determines that the violations occurred and have not been adequately remedied, and Executive and the Board cannot resolve the dispute, the dispute shall be finally determined in accordance with the arbitration provisions set forth in Paragraph 9 below.

                    9.   Arbitration.   (a)  Subject to Section 8
          herein, any dispute, controversy, or claim arising out of or relating to this Agreement or the breach, termination or validity thereof ("Dispute"), shall be finally settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules then in effect (the "Rules"), except as modified herein. The Arbitration shall be held in New York, New York.

                    (b) There shall be three arbitrators of whom each party shall select one and the two arbitrators shall jointly select the third arbitrator, within 20 days of the selection of the second arbitrator.

                    (c)  The arbitral tribunal shall decide the
          Dispute in accordance with the laws of the State of New York. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. SECTIONS 1-16 and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.

                    (d) The award of the arbitral tribunal shall be final and binding and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues, or accountings presented to the tribunal.

                    (e)  Each party shall bear its own costs and
          fees, including attorneys' fees and expenses, and an equal share of the arbitrators' fees and administrative fees of the arbitration; provided however if the arbitral tribunal determines in its sole discretion that Executive is the prevailing party, Executive shall be entitled to an award of all fees and expenses of the arbitration, including, but not limited to, reasonable attorneys' fees, arbitrators' fees and administrative fees of the arbitration. The parties expressly agree that the arbitral tribunal shall have no power to award punitive damages or any other damages not measured by the prevailing parties actual damages.

                    (f)  This Agreement and the rights and
          obligations of the parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

                    (g)  Either party may, without inconsistency
          with this agreement to arbitrate, seek from any court of competent jurisdiction any injunctive relief contemplated by Section 17 herein pending the arbitral tribunal's final determination of the Dispute.

                    (h)  All notices by one party to another in
          connection with the arbitration shall be in accordance with the provisions of Section 18 hereof.

                    (i)  The arbitral tribunal shall permit
          prehearing discovery that is relevant to the subject matter of the Dispute taking into account the parties desire that the arbitration be conducted expeditiously and cost effectively.

                    (j)  This agreement to arbitrate shall be
          binding upon the heirs, successors, and assigns and any trustee, receiver, or executor of Executive or the Company.

                    10. No Disparagement. (a) Executive shall not disparage or criticize, in a material or harmful manner, orally or in writing, the Company or any of its affiliates, their Boards of Directors or any director serving therein or any former or current officer or employee of the Company or its affiliates; provided, however, that Executive may divulge, discuss or provide the information described above to the extent that he is required by law to do so, and, in such event, Executive shall notify the Company immediately upon any request or demand for such information so that the Company may seek a protective order or other appropriate remedy prior to such disclosure.

                    (b) The Company or any of its affiliates, their Boards of Directors or any director serving therein or any former or current officer or employee of the Company or its affiliates (the "Company Group") shall not disparage or criticize, in a material or harmful manner, orally or in writing, Executive; provided, however, that the Company Group may divulge, discuss or provide the information described above to the extent that they are required by law to do so, and, in such event, the Company Group shall notify Executive immediately upon any request or demand for such information so that Executive may seek a protective order or other appropriate remedy prior to such disclosure.

                    11.  Release of Company.  (a) Executive, on
          behalf of himself, his heirs, executors, administrators, and assigns, does hereby knowingly and voluntarily release, acquit and forever discharge the Company and any affiliates, and their legal representatives, agents, successors and assigns (collectively, the "Releasees") from and against any and all charges, complaints, claims, cross-claims, third-party claims, counterclaims, contribution claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever (collectively, the "Actions"), known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured, which, at any time up to and including the date hereof, exists, have existed, or may arise from any matter, any claims arising out of or in any way related to Executive s employment with the Company or its affiliates and the conclusion thereof, which Executive or any of his heirs, executors, administrators and assigns ever had, now has or at any time hereafter may have, own or hold against the Releasees. Without limiting the foregoing, by executing this Agreement, Executive is waiving all Actions against the Releasees arising under federal, state and local labor and anti-discrimination laws, including without limitation the Age Discrimination in Employment Act, as amended, and Title VII of the Civil Rights Act, as amended, and under any purported common law restrictions on the right of a Company to terminate the employment of an employee. Executive acknowledges that, in exchange for this release, the Company is providing Executive with consideration which exceeds what Executive would have received had Executive not given this release.

                    (b) Executive shall not in any way commence or join in any claim, charge or action against the Releasees arising out of or relating in any way to matters described in Section 11(a) occurring prior to the date of this Agreement, except as may be necessary to enforce this Agreement or to enforce his rights under any benefit plan of the Company. Executive shall not aid or assist others in pursuing any claim, charge or action against the Releasees, except as may be compelled by proper legal process or ordered by a competent court of law. If Executive commences or joins any suit or action or asserts any claim in violation of the provisions of this Paragraph 11, in addition to all other damages or remedies available to the Releasees, Executive shall pay all legal fees incurred by the Releasees in defending or otherwise responding to such suit, action or claim.

                    Executive understands that this Agreement is intended to include all claims, if any, which he may have and which he does not now know or suspect to exist in his favor against the Releasees with respect to his employment with the Company or its affiliates and the conclusion thereof and that this Agreement extinguishes those claims.

                    12. Release of Executive. (a) The Company and any affiliates, and their legal representatives, agents, successors and assigns do hereby knowingly and voluntarily release, acquit and forever discharge Executive, on behalf of himself, his heirs, executors, administrators, and assigns from and against any and all Actions, known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured, which, at any time up to and including the date hereof, exists, have existed, or may arise from any matter, any claims arising out of or in any way related to Executive s employment with the Company or its affiliates and the conclusion thereof or any claim arising out of or in any way related to Executive's actions or inactions as an officer of the Company or any of its affiliates or a member of the Company's Board or the board of directors of any of its affiliates, which the Company or its affiliates or their legal representatives, agents, successors or assigns ever had, now have or at any time hereafter may have, own or hold against Executive.

                    (b) The Company and any affiliates, and their legal representatives, agents, successors and assigns shall not in any way commence or join in any claim, charge or action against Executive arising out of or relating in any way to matters occurring prior to the date of this Agreement, except as may be necessary to enforce this Agreement. The Company and any affiliates, and their legal representatives, agents, successors and assigns shall not aid or assist others in pursuing any claim, charge or action against Executive, except as may be compelled by proper legal process or ordered by a competent court of law. If the Company and any affiliates, and their legal representatives, agents, successors and assigns commence or join any suit or action or assert any claim in violation of the provisions of this Paragraph 12, in addition to all other damages or remedies available to Executive, the Company and any affiliates, and their legal representatives, agents, successors and assigns shall pay all legal fees incurred by Executive, in defending or otherwise responding to such suit, action or claim.

                    The Company and any affiliates, and their legal representatives, agents, successors and assigns understand that this Agreement is intended to include all claims, if any, which they may have and which they do not now know or suspect to exist in their favor against Executive and that this Agreement extinguishes those claims.

                    13.  Indemnification.  The Company shall
          indemnify, defend and hold harmless Executive to the fullest extent permitted under Delaware law, including, without limitation, his reasonable legal fees and expenses as and when incurred. In the event that Executive is a party or is called as a witness in a proceeding involving the Company and must retain separate counsel for himself, the Company shall reimburse Executive for his reasonable legal fees and expenses as and when incurred. This indemnification shall be effective with respect to actions or inactions of Executive occurring on, before or after the Effective Date.

                    14. Consult Attorney; Right to Revoke Release. Executive acknowledges that the Company has advised him to consult with an attorney of his choosing prior to signing this Agreement and Executive acknowledges that he has consulted with an attorney. Executive has twenty-one
          (21) days during which to consider the provisions of this Agreement. Executive further acknowledges that he has been advised by the Company that he has the right to revoke this Agreement for a period of seven (7) days after signing it and that this Agreement shall not become effective or enforceable until such seven (7) day revocation period has expired without revocation. Executive acknowledges that, if he wishes to revoke this Agreement, he must do so in writing, and that such revocation must be signed by him and received by the Company no later than 5:00 p.m. Eastern Standard Time on the seventh (7th) day after he has signed the Agreement. Executive acknowledges that, in the event that he revokes this Agreement, he shall have no right to receive any payments hereunder and any payments already received hereunder shall be immediately returned to the Company. Executive represents that he has read this Agreement and understands its terms and that he enters into this Agreement freely, voluntarily, and without coercion.

                    15.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
          CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE
          STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
          CONFLICT OF LAWS.

                    16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                    17.  Injunctive Relief.  (a) Executive
          acknowledges and agrees that the Company could suffer irreparable injury in the event of a breach or violation of the provisions set forth in Paragraphs 6, 7 and 10 herein and Executive agrees that, in the event of an actual or threatened breach or violation of such provisions, the Company may be awarded interim injunctive relief in a court of appropriate jurisdiction to prohibit or remedy any such violation or breach or threatened violation or breach, without the necessity of posting any bond or security, pending the arbitral tribunal's final determination of the Dispute.

                    (b) The Company acknowledges and agrees that Executive could suffer irreparable injury in the event of a breach or violation of the provisions set forth in Paragraph 10 herein and the Company agrees that, in the event of an actual or threatened breach or violation of such provisions, Executive may be awarded interim injunctive relief in a court of appropriate jurisdiction to prohibit or remedy any such violation or breach or threatened violation or breach, without the necessity of posting any bond or security, pending the arbitral tribunal's final determination of the Dispute.

                    18. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied (with confirmation of receipt), delivered by nationally-recognized overnight express service or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

                              If to Executive to:

                              Eugene M. Lang
                              REFAC Technology Development Corp.
                              122 East 42nd Street
                              New York, New York  10168
                              Telephone: (212) 687-4741
                              Telecopy:  (212) 949-8716

                              Copy to:

                              Kronish, Lieb, Weiner & Hellman LLP
                              1114 Avenue of the Americas
                              New York, New York  10036
                              Telephone: (212) 479-6000
                              Telecopy:  (212) 479-6275
                              Attention:  Renee Schwartz, Esq.

                              If to the Company to:

                              REFAC Technology Development Corp.
                              122 East 42nd Street
                              New York, N.Y.  10168
                              Telephone: (212) 687-4741
                              Telecopy:  (212) 949-8716
                              Attention:  Chief Executive Officer

                              Copy to:

                              Skadden, Arps, Slate,
                                 Meagher & Flom
                              919 Third Avenue
                              New York, New York 10022
                              Telephone:  (212) 735-3000
                              Telecopy:   (212) 735-2000
                              Attention:  Mark N. Kaplan, Esq.

          or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

                    19. Entire Agreement. This Agreement and the Repurchase Agreement set forth the entire agreement between the parties hereto and may not be amended, supplemented or discharged without the written consent of the parties. This Agreement supersedes all prior written agreements and oral understandings concerning the subject matter hereof.

                    20.  Counterparts.  This Agreement may be
          executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    21. Successors and Assigns. This Agreement is a personal contract and the rights and interests of Executive hereunder may not be sold, transferred, assigned, pledged, encumbered, or hypothecated by him, except as otherwise expressly permitted by the provisions of this Agreement. This Agreement may be assigned by the Company without the consent of Executive. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns.

                    22. Descriptive Headings; Interpretation. The headings contained in this Agreement are for the reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to Sections, Exhibits or Schedules mean a Section, Exhibit or Schedule of this Agreement unless otherwise indicated. References to this Agreement shall be deemed to include the Exhibits hereto, unless the context otherwise requires. The term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a governmental entity or an unincorporated organization.


                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and date first above written.

                                        REFAC TECHNOLOGY
                                        DEVELOPMENT CORPORATION

                                        By:  ____________________
                                             Name:
                                             Title:

                                        __________________________
                                        Eugene M. Lang